Exhibit 99.1

AI for the Limitless Enterprise

iLearningEngines Voluntarily Initiates Chapter 11 Proceedings

Company Seeks To Reorganize Its Finances While Continuing to Operate Its Business

BETHESDA, MD December 23, 2024 – iLearningEngines, Inc. (NASDAQ: AILE) (“iLearningEngines,” “ILE” or the “Company”), a leader in AI-powered learning and work automation, today announced that on December 20, 2024 the Company voluntarily initiated Chapter 11 proceedings in the United States Bankruptcy Court for the District of Delaware (the “Court”).

The Company will seek Court approval to continue operating on a business as usual basis during the proceedings and intends to continue to provide support to its installed customer base that relies on its Applied AI platform to run their businesses.

“We appreciate the continued support of our customers, partners and employees, and our hope is that this process will put us in a better position to serve those stakeholders going forward, allowing for a stronger, more robust business over the long-term,” said iLearningEngines Interim CEO Tom Olivier. “Since taking over as Interim CEO on December 5, 2024, I have met with a number of our distribution partners and customers. We will continue to work closely with them as we work through this process.”

Additional Information

In coming days, the Company will file certain customary motions seeking Court approval to support its operations during the process, including the continued payment of employee wages and benefits as well as compensating vendors and suppliers under normal terms for goods and services provided on or after the filing dates.

Filings in the Chapter 11 Case and information about the Chapter 11 Case, including as-entered orders of the Bankruptcy Court, may be viewed for a fee at the website maintained by the Bankruptcy Court at http://www.deb.uscourts.gov/, by following the directions for accessing the ECF system on such website.

Faegre Drinker Biddle & Reath LLP is serving as legal advisor to iLearningEngines, and ICR is serving as the Company’s strategic communications advisor.

For more information about iLearningEngines, please visit: www.ilearningengines.com.

AI for the Limitless Enterprise

Cautionary Note Regarding Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve substantial risks and uncertainties. All statements, other than statements of historical fact included in this press release, are forward-looking statements. Forward looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” the negative forms of these words and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding: actions to be taken under the Chapter 11 Case and the Debtors’ ability to continue to operate the business and support the Company’s customers during the Chapter 11 Case proceedings. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of iLearningEngines’ management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by an investor as a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions this press release relies on. Many actual events and circumstances are beyond the control of iLearningEngines. These forward-looking statements are subject to a number of risks and uncertainties, including risks related to the bankruptcy process; the Debtors’ ability to obtain approval from the Bankruptcy Court with respect to motions or other requests made to the Bankruptcy Court throughout the course of the Chapter 11 Case; the ability of the Debtors to agree to, confirm and consummate a plan of reorganization; the effects of the Chapter 11 Case on the liquidity, results of operations and business of the Company and its subsidiaries; the possibility and timing of a foreclosure auction of Company assets; the Company’s ability to negotiate with its secured lenders or enter into agreements for strategic alternatives; the Company’s ability to continue as a going concern during the Chapter 11 Case and going forward; the potential for governmental investigations and inquiries, regulatory actions and lawsuits; the ongoing Investigation being conducted by a Special Committee of iLearningEngines’ Board of Directors with the assistance of outside counsel and the outcome of such Investigation, including the extent of any impact on iLearningEngines’ reported historical financial statements; the completion of the review and preparation of iLearningEngines’ financial information and internal control over financial reporting and disclosure controls and procedures and the timing thereof; the discovery of additional information; potential further delays in iLearningEngines’ financial reporting, including as a result of unanticipated factors; changes in domestic and foreign business, market, financial, political, and legal conditions; iLearningEngines’ failure to realize the anticipated benefits of its business combination with Arrowroot Acquisition Corp.; risks related to the rollout of iLearningEngines’ business and the timing of expected business milestones; iLearningEngines’ dependence on a limited number of customers and partners; iLearningEngines’ ability to obtain sufficient financing to pay its expenses incurred in connection with its operations; the ability of iLearningEngines to issue equity or equity-linked securities or obtain debt financing in the future; risks related to iLearningEngines’ need for substantial additional financing to implement its operating plans, which financing it may be unable to obtain, or unable to obtain on acceptable terms; iLearningEngines’ ability to maintain the listing of its securities on Nasdaq or another national securities exchange; the effects of competition on iLearningEngines future business and the ability of iLearningEngines to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; risks related to political and macroeconomic uncertainty; the outcome of any legal proceedings that may be instituted against iLearningEngines or any of their respective directors or officers, including litigation related to the business combination with Arrowroot Acquisition Corp.; the impact of the global COVID-19 pandemic on any of the foregoing risks; and those factors discussed in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2024, filed with the SEC on August 13, 2024, and its subsequent filings with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that iLearningEngines does not presently know, or that iLearningEngines does not currently believe are material, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect iLearningEngines’ expectations, plans, or forecasts of future events and views as of the date of this communication. iLearningEngines anticipates that subsequent events and developments will cause iLearningEngines’ assessments to change. However, while iLearningEngines may elect to update these forward-looking statements at some point in the future, iLearningEngines specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing iLearningEngines’ assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

IR & Press Contacts:

Investor Contact:

Kevin Hunt, ICR Inc.

iLearningEnginesIR@icrinc.com

Press Contact:

Dan McDermott, ICR Inc.

Dan.McDermott@icrinc.com